EXHIBIT 99.2

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF THE MERIDIANBET GROUP

The following discussion and analysis should be read in conjunction with the financial statements of the Meridianbet Group included elsewhere in this Form 8-K/A. The following discussion contains forward-looking statements. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside of our control. Future results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those factors discussed hereunder under “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in the definitive proxy statement on Schedule 14A which was filed by Golden Matrix Group, Inc. (the “Company”), with the Securities and Exchange Commission on February 2, 2024. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. We do not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.

Background

Meridianbet Group has six main sources of revenue. They are namely: (1) Retail Sports Betting, (2) Retail Casinos (slot machines), (3) Online Sports Betting, (4) Online Casinos, (5) Business to Business Revenue, and (6) Bars (in retail locations).

The Meridianbet Group’s revenue primarily consists of gross gaming revenue (GGR) (an internal metric), defined internally as money wagered minus money won, less bonuses.

Consumers began engaging in online gaming with the COVID-19 pandemic and such engagement continues to be consistent and provide stable income to the Meridianbet Group, with no signs of discontinuing. Online income (both from sports betting and casino gaming) accounted for 75.3% of the Meridianbet Group’s revenues in the first three months of 2024 and 73.0% and 65.4% of revenues for the years ended December 31, 2023, and 2022, respectively. Online income is the Meridianbet Group’s fastest growing segment.  The Meridianbet Group’s online income grew from $16,436,332 for the first three months of 2023 to $18,700,168 for the first three months of 2024, an increase of $2,263,836 or 13.8% compared to the same period in 2023. Within online-generated income, online casino income increased from $7,595,359 for the first three months of 2023 to $9,787,304 for the first three months of 2024, an increase of $2,191,945 or 28.9% compared to the same period in 2023.  The Meridianbet Group’s online income grew from $48,995,398 for the twelve months ended December 31, 2022, to $67,859,297 for the twelve months ended December 31, 2023, an increase of $18,863,899 or 38.5% compared to the same period in 2022. Within online-generated income, online casino income increased from $21,596,129 for the twelve months ended December 31, 2022, to $34,403,393 for the twelve months ended December 31, 2023, an increase of $12,807,264 or 59.3% compared to the same period in 2022.

After online income, the Meridianbet Group’s next biggest income segment is retail sports betting and casino, which together amounted to $5,431,059 and accounted for 21.9% of the Meridianbet Group’s revenue in the first three months of 2024.

The Meridianbet Group’s business to business (B2B) revenue is derived from franchise customers to whom the Meridianbet Group provides services, including sports betting software, customer support, risk management and live odds feeds.

In January 2023, the Meridianbet Group became the sponsor of one of the largest basketball clubs in Europe, Red Star Belgrade. The Meridianbet Group is also a regular marketing and sponsorship participant in the Turkish Airlines Euroleague. At commencement, that strategic partnership was one of the largest betting sponsorship deals in Southeast Europe’s history and the management of the Meridianbet Group believes that it has significantly enhanced the Meridianbet Group’s visibility and brand recognition, especially within the sports betting community.

Results of Operations

The following discussion and analysis of the results of operations of the Meridianbet Group for the three-month periods ended March 31, 2024 and 2023, and for the years ended December 31, 2023 and 2022, should be read in conjunction with the consolidated financial statements of the Meridianbet Group and notes thereto included in Exhibits 99.1 and 99.3 to the Amendment No. 1 to Current Report on Form 8-K which this Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group is filed with as Exhibit 99.2.

The majority of the numbers presented below are rounded numbers and should be considered as approximate.

Three months ended March 31, 2024, compared to the three months ended March 31, 2023.

Sales for the three months ended March 31, 2024, were $24,850,587, compared to $22,936,312 for the three months ended March 31, 2023, a $1,914,275 or 8.3% increase from the prior period, which increase was due mainly to the growth in online casino revenue.

Cost of sales for the three months ended March 31, 2024, was $7,158,657, compared to $5,785,658 for the three months ended March 31, 2023, a $1,372,999 or 23.7% increase from the prior period, which was due mainly to the increase in payments to online casino providers for content. These providers are usually paid a percentage of revenue and due to the increase in online casinos, the amount paid increased.

Gross profit for the three months ended March 31, 2024, was $17,691,930, compared to $17,150,654 for the three months ended March 31, 2023, a $541,276 or 3.2% increase from the prior period, which was due mainly to an increase in online casino revenue in the period which was offset by the increase in cost of goods sold.

Selling, general and administrative expenses for the three months ended March 31, 2024, were $4,602,747, compared to $3,947,004 for the three months ended March 31, 2023, a $655,743 or 16.6% increase from the prior period, which was due mainly to an increase in payment provider fees of $1,282,355 or 34.9% from the prior period, due to the expansion of the network of payment providers and record cash deposits by players. Depreciation expenses increased by 16.0% due to the renovation of sports betting facilities and the purchase of new equipment, primarily slot machines.

Salaries and wages for the three months ended March 31, 2024, were $4,328,524, compared to $3,389,197 for the three months ended March 31, 2023, a $939,327 or 27.7% increase from the prior period, which was due mainly to the increased headcount to both support revenue growth and to enable the entry into new markets.

Professional fees for the three months ended March 31, 2024, were $347,889, compared to $468,196 for the three months ended March 31, 2023, a $120,307 or 25.7% decrease from the prior period, which was due mainly to the reduced cost of consulting services and professional fees for the three months ended March 31, 2024.

Marketing expenses for the three months ended March 31, 2024, were $3,061,934 compared to $3,132,264 for the three months ended March 31, 2023, a $70,330 or 2.2% decrease from the prior period.

Rents and utilities for the three months ended March 31, 2024, were $1,631,992, compared to $1,351,683 for the three months ended March 31, 2023, a $280,309 or 20.7% increase from the prior period, which was due mainly to an increase in the rent inflation adjustment of approximately 20%.

Bad debt expenses for the three months ended March 31, 2024, were $24,723, compared to $35,112 for the three months ended March 31, 2023, a $10,389 or 29.6% decrease from the prior period, which was due mainly to a larger amount of written off uncollectible receivables and prepayments for the three months ended March 31, 2023, compared to the three months ended March 31, 2024.

Income from operations for the three months ended March 31, 2024, was $3,694,121, compared to $4,827,198 for the three months ended March 31, 2023, a $1,133,077 or 23.5% decrease from the prior period, which was due mainly to the increase in operating expenses of $1,674,353 as discussed above, offset by the increase in gross profit of $541,276.

2

Interest earned for the three months ended March 31, 2024, was $34,882, compared to $3,465 for the three months ended March 31, 2023, a $31,417 or 906.8% increase from the prior period, which was due mainly to an increase in interest rate on the Meridianbet Group’s deposited funds, which interest is paid every month.

Interest expense for the three months ended March 31, 2024, was $4,371, compared to $8,358 for the three months ended March 31, 2023, a $3,987 or 47.7% decrease from the prior period, which was due mainly to a decrease in borrowing costs.

Foreign exchange gain for the three months ended March 31, 2024, was $12,937, compared to $47,053 for the three months ended March 31, 2023, a $34,116 or 72.5% decrease from the prior period, which was due mainly to the strengthening of the most represented local currency, the Serbian Dinar (RSD) in relation to the U.S. dollar (USD).

Other income for the three months ended March 31, 2024, was $493,150, compared to $193,590 for the three months ended March 31, 2023, a $299,560 or 154.7% increase from the prior period, which was due mainly to an increase of income from marketing services for third-party advertising in Meridianbet Group betting shops, the sale of fixed assets, value added tax (VAT) refunds, income from compensation for damages, income from reduction of liabilities and other income that is not directly related to the companies’ core activity.

Net income before tax for the three months ended March 31, 2024, was $4,230,719, compared to $5,062,948 for the three months ended March 31, 2023, an $832,229 or 16.4% decrease from the prior period, which was due mainly to the increase in operating expenses, mainly selling, general and administrative expenses (increase of $655,743) and salaries and wages (increase of $939,327), which was offset by the increase in gross profit (of $541,276) as discussed above.

Income tax expense for the three months ended March 31, 2024, was $281,697, compared to $413,296 for the three months ended March 31, 2023, a $131,599 or 31.8% decrease from the prior period, which was due mainly to the reduced net income before taxes as described above.

Net income for the three months ended March 31, 2024, was $3,949,022, compared to $4,649,652 for the three months ended March 31, 2023, a $700,630 or 15.1% decrease from the prior period, which was due mainly to  the increase in operating expenses, mainly selling, general and administrative expenses and salaries and wages, which was offset by the increase in gross profit, each as discussed above.

Net income attributable to the owners of the Meridianbet Group for the three months ended March 31, 2024, was $3,990,734, compared to $4,610,554 for the three months ended March 31, 2023, a $619,820 or 13.4% decrease from the prior period, which was due mainly to the increase in operating expenses, mainly selling, general and administrative expenses and salaries and wages, which was offset by the increase in gross profit, each as discussed above.

Foreign currency translation loss for the three months ended March 31, 2024, was $1,804,680, compared to income of $842,595 for the three months ended March 31, 2023, a $2,647,275 or 314.2% percent decrease from the prior period, which was due mainly to currency fluctuations between the USD and Euro.

Total comprehensive income for the three months ended March 31, 2024, was $2,144,340, compared to $5,492,247 for the three months ended March 31, 2023, a $3,347,907 or 61.0% percent decrease from the prior period, which was due mainly to the increases in foreign currency translation loss mainly selling, general and administrative expenses and salaries and wages, which was offset by the increase in gross profit, discussed above.

Total comprehensive income attributable to the owners of the Meridianbet Group for the three months ended March 31, 2024, was $2,186,053, compared to $5,453,148 for the three months ended March 31, 2023, a $3,267,095 or 59.9% percent decrease from the prior period, which was due mainly to the increases in foreign currency translation loss, selling, general and administrative expenses and salaries and wages, which were offset by the increase in gross profit, each discussed above.

3

Year Ended December 31, 2023, compared to the Year Ended December 31, 2022

Sales for the year ended December 31, 2023, were $92,993,521, compared to $74,929,656 for the year ended December 31, 2022, an $18,063,865 or 24.1% increase from the prior period, which was due mainly to growth in online casino and sports betting revenue.

Cost of goods sold for the year ended December 31, 2023, was $24,750,293, compared to $19,412,518 for the year ended December 31, 2022, a $5,337,775 or 27.5% increase from the prior period, which was due mainly to an increase in payments to online casino providers who are paid a percentage of revenue. The amount increased as online casino revenue grew.

Gross profit for the year ended December 31, 2023, was $68,243,228, compared to $55,517,138 for the year ended December 31, 2022, a $12,726,090 or 22.9% increase from the prior period, which was due mainly to the increase in revenue from online casinos.

Selling, general and administrative expenses for the year ended December 31, 2023, were $17,148,059, compared to $13,799,495 for the year ended December 31, 2022, a $3,348,564 or 24.3% increase from the prior period, which was due mainly to an increase in payment provider fees by $2,247,718 or 99.5% from the prior period, due to the expansion of the network of payment providers and increased cash deposit by players. Depreciation expenses increased by 17.7% due to the renovation of sports betting facilities and the purchase of new facilities.

Salaries and wages for the year ended December 31, 2023, were $14,591,220, compared to $11,126,742 for the year ended December 31, 2022, a $3,464,478 or 31.1% increase from the prior period, which was due mainly to an increase in head count to support the increase in revenue.

Professional fees for the year ended December 31, 2023, were $2,024,135, compared to $1,948,138 for the year ended December 31, 2022, a $75,997 or 3.9% increase from the prior period, which was due mainly to increased costs of tax consulting services and professional fees in connection with the planned acquisition by Golden Matrix.

Marketing expenses for the year ended December 31, 2023, were $12,190,153, compared to $7,377,461 for the year ended December 31, 2022, a $4,812,692 or 65.2% increase from the prior period, which was due mainly to an increase in promo campaigns, mass media advertising, and billboards.

Rents and utilities for the year ended December 31, 2023, were $5,691,895, compared to $4,774,564 for the year ended December 31, 2022, an $917,331 or 19.2% increase from the prior period, which was due mainly to setting rent expenses to a higher level after the previously approved discounts for rent expenses expired after COVID-19 became less of an issue.

Bad debt expenses for the year ended December 31, 2023, were $304,360, compared to $516,907 for the year ended December 31, 2022, a $212,547 or 41.1% decrease from the prior period, which was due mainly to a larger amount of written off uncollectible receivables and prepayments.

Income from operations for the year ended December 31, 2023, was $16,293,408, compared to $15,973,830 for the year ended December 31, 2022, a $319,578 or 2.0% increase from the prior period, which was due mainly to the increase in revenue from the growth of both online casinos and sports betting offset by increases in selling and administrative expenses, salaries and wages and marketing expenses, discussed above.

Interest earned for the year ended December 31, 2023, was $97,820, compared to $32,565 for the year ended December 31, 2022, a $65,255 or 200.4% increase from the prior period, which was due mainly to the increased interest on deposited funds in the bank.

4

Interest expense for the year ended December 31, 2023, was $36,163, compared to $43,299 for the year ended December 31, 2022, a $7,136 or 16.5% decrease from the prior period, which was due mainly to reductions in late payments which reduced the late payment fees.

Foreign exchange gain for the year ended December 31, 2023, was $72,459, compared to $74,265 for the year ended December 31, 2022, a $1,806 or 2.4% decrease from the prior period, which was due mainly to the weakening of the value of local currencies during 2023, primarily the RSD and the Peruvian Sol (PEN) in relation to EURs and USDs.

Other income for the year ended December 31, 2023, was $1,572,256, compared to $1,053,421 for the year ended December 31, 2022, a $518,835 or 49.3% increase from the prior period, which was due mainly to an increase of income from marketing services for third-party advertising in Meridian betting shops, sale of fixed assets, VAT refunds, income from compensation for damages, income from reduction of liabilities and other income that is not directly related to the companies' core activity.

Net income before tax for the year ended December 31, 2023, was $17,999,778, compared to $17,090,782 for the year ended December 31, 2022, a $908,996 or 5.3% increase from the prior period, which was due mainly to the growth in online casino revenue and sports betting revenue offset by increases in operating expenses as discussed above.

Income tax expense for the year ended December 31, 2023, was $4,104,894, compared to $1,114,837 for the year ended December 31, 2022, a $2,990,057 or 268.2% increase from the prior period, which was due mainly to a one-time European Value Added Tax on services invoiced from an unrelated third-party Serbian software developer for software services of $2,534,178 incurred during 2023 in connection with the operations in Montenegro.

Net income for the year ended December 31, 2023, was $13,894,886, compared to $15,975,945 for the year ended December 31, 2022, a $2,081,059 or 13.0% decrease from the prior period, which was due mainly to a one-time European Value Added Tax on services invoiced from an unrelated third-party Serbian software developer for software services of $2,534,178 incurred in 2023 in connection with the operations in Montenegro.

Net income attributable to the owners of the Meridianbet Group for the year ended December 31, 2023, was $13,702,538, compared to $15,784,857 for the year ended December 31, 2022, a $2,082,319 or 13.2% decrease from the prior period, which was due mainly to a one-time European Value Added Tax on services invoiced from an unrelated third-party Serbian software developer for software services of $2,534,178 incurred in 2023.

Foreign currency translation loss for the year ended December 31, 2023, was $825,774, compared to $1,406,000 for the year ended December 31, 2022, a $580,226 or 41.3% increase from the prior period, which was due mainly to currency fluctuations between the USD and Euro.

Total comprehensive income for the year ended December 31, 2023, was $13,069,112, compared to $14,569,945 for the year ended December 31, 2022, a $1,500,833 or 10.3% decrease from the prior period, which was due mainly to a one-time European Value Added Tax on services invoiced from an unrelated third-party Serbian software developer for software services of $2,534,178 incurred in 2023 to offset the growth of both online casinos and sports betting in 2023.

Total comprehensive income attributable to the owners of the Meridianbet Group for the year ended December 31, 2023, was $12,876,764, compared to $14,378,857 for the year ended December 31, 2022, a $1,502,093 or 10.4% decrease from the prior period, which was due mainly to a one-time European Value Added Tax on services invoiced from an unrelated third-party Serbian software developer for software services of $2,534,178 incurred in 2023 offset by the growth of both online casinos and sports betting in 2023.

5

Liquidity and Capital Resources

The consolidated balance sheet information for the Meridianbet Group as of March 31, 2024 and December 31, 2023, is as follows:

	March 31, 2024	December 31, 2023
	(Unaudited)	(Audited)
Total non-current assets	$53,336,502	$52,923,578
Cash and cash equivalents	$21,630,162	$20,405,296
Working Capital	$11,196,442	$9,146,761

The Meridianbet Group’s property, plants, and equipment of $27,403,245 accounted for approximately 34.0% of its total assets as of March 31, 2024. That includes buildings of $6,611,083 and slots and machines of $10,885,297.  The net book value of the Meridianbet Group’s core business software as of March 31, 2024, was $3,835,832.

Total equity of $61,361,357 as of March 31, 2024, was due primarily to the retained earnings of $62,517,875 and additional paid in capital of $3,045,729, offset by accumulated other comprehensive loss of $5,112,258.

The Meridianbet Group had total assets of $80,556,368 as of March 31, 2024, including cash and cash equivalents of $21,630,162, accounts receivable of $2,740,452, goodwill and intangible assets of $15,984,532, property, plant and equipment of $27,403,245, deposits of $5,700,139 and right-of-use assets of $3,998,327.

The Meridianbet Group had total liabilities of $19,195,011 as of March 31, 2024, including accounts payable and accrued liabilities of $7,964,680, current lease liabilities of $1,993,551, taxes payable of $4,158,084 and non-current liabilities of $3,171,587.

The Meridianbet Group had total working capital of $11,196,442 as of March 31, 2024 and $9,146,761 as of December 31, 2023.

The Meridianbet Group is cash flow positive and does not require material additional outside cash requirements for its ongoing operations.

The Meridianbet Group did not have any additional commitments or identified sources of additional capital from third parties or from officers, directors or majority stockholders as of March 31, 2024.

Cash Flows

	Three Months Ended
	March 31, 2024	March 31, 2023
Cash provided by operating activities	$4,457,874	$6,359,373
Cash used in investing activities	$(2,246,530)	$(2,683,826)
Cash provided by (used in) financing activities	$818,202	$(1,082,734)

The Meridianbet Group generated cash from operating activities of $4,457,874 during the three months ended March 31, 2024, due primarily to net income for the period of $3,949,022, depreciation of $1,201,599, amortization of intangible assets of $442,319, increase in right to use liability (non-current) of $851,822, decrease in taxes receivable of $689,194 and decrease in other current assets of $497,324, offset by decrease in income tax accrued of $1,979,430.

The Meridianbet Group generated cash from operating activities of $6,359,373 during the three months ended March 31, 2023, due primarily to $4,649,652 of net income for the period, $856,074 of depreciation, amortization of intangible assets of $460,963, decrease in deposits of $423,235, and increase in right to use liability (non-current) of $748,246, offset by a decrease in other liabilities of $469,384, a decrease in taxes payable of $417,375 and a decrease in other current assets of $654,299.

6

During the three months ended March 31, 2024, cash used in investing activities was $2,246,530, which was due to $932,245 of purchase of property, plant and equipment and $1,319,429 of purchase of intangibles, offset by $5,144 of proceeds from investments.

During the three months ended March 31, 2023, cash used in investing activities was $2,683,826, which was due to $1,376,029 of purchase of property, plant and equipment, $1,303,889 of purchase of intangibles and $3,908 paid for investments.

During the three months ended March 31, 2024, cash provided by financing activities was $818,202, which was due to $2,157,872 of loan proceeds received, offset by $769,534 of dividends paid and $570,136 of repayment of lease.

During the three months ended March 31, 2023, cash used in financing activities was $1,082,734, which included $496,462 of dividends paid and $586,272 of repayment of lease.

	Twelve Months Ended
	December 31, 2023	December 31, 2022
Cash provided by operating activities	$23,689,511	$23,142,073
Cash used in investing activities	$(13,065,811)	$(10,048,748)
Cash used in financing activities	$(4,153,625)	$(7,792,684)

The Meridianbet Group generated cash from operating activities of $23,689,511 during the twelve months ended December 31, 2023, due primarily to net income for the period of $13,894,886, depreciation of $3,519,083, increase in accrued taxes of $2,735,583, amortization of intangible assets of $1,898,027, income tax accrued of $850,969, and increase in accounts payable of $1,083,790, offset by $765,226 of changes in other liabilities and $653,769 of change in deposits.

The Meridianbet Group generated cash from operating activities of $23,142,073 during the twelve months ended December 31, 2022, due primarily to $15,975,945 of net income for the period, depreciation of $3,451,054, amortization of intangible assets of $1,152,753, income tax accrued of $420,771, increase in accounts payable of $1,484,662, and decrease in accrued taxes of $433,692, offset by $670,852 of changes in taxes receivable and $805,717 of changes in other liabilities.

During the twelve months ended December 31, 2023, cash used in investing activities was $13,065,811, which was due to $5,744,202 of purchase of property, plant and equipment and $7,345,778 of purchase of intangibles, offset by $24,169 of proceeds received from investments.

During the twelve months ended December 31, 2022, cash used in investing activities was $10,048,748, which was due to $6,805,785 of purchase of property, plant and equipment, $3,227,848 of purchase of intangibles, and $15,115 of purchase of investments.

During the twelve months ended December 31, 2023, cash used in financing activities was $4,153,625, which included $1,798,959 of dividends paid and $2,354,666 of repayment of lease.

During the twelve months ended December 31, 2022, cash used in financing activities was $7,792,684, which included $6,791,844 of dividends paid, $2,075,546 of repayment of lease, and $500,887 of payment of debt, offset by $1,575,593 of proceeds from issuance of share capital.

Critical Accounting Policies and Estimates

The discussion and analysis of Meridianbet Group’s financial condition and results of operations are based upon its consolidated financial statements included as Exhibits 99.1 and 99.3 to the Amendment No. 1 to Current Report on Form 8-K which this Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group is filed with as Exhibit 99.2. Certain information regarding critical accounting policies and estimates are included under Notes 1, 2, 3 and 4 to the audited financial statements of Meridianbet Group for the years ended December 31, 2023 and 2022, included as Exhibit 99.1 to the Amendment No. 1 to Current Report on Form 8-K which this Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group is filed with as Exhibit 99.2 and Note 1 to the unaudited financial statements of Meridianbet Group for the three months ended March 31, 2024 and 2023, included in Exhibit 99.3 to the Amendment No. 1 to Current Report on Form 8-K which this Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Meridianbet Group is filed with as Exhibit 99.2, under “Basis of Preparation and Presentation and Accounting Policies”.

7